UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☐

Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

TAX FREE FUND FOR PUERTO RICO RESIDENTS

(Name of Registrant as Specified In Its Charter)

Ocean Capital LLC
William Heath Hawk

Roxana Cruz-Rivera

Mojdeh L. Khaghan

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials.

On April 11, 2023, Ocean Capital LLC (“Ocean Capital”) and the other parties named therein filed with the Securities and Exchange Commission (“SEC”) an Amendment No. 5 to their Schedule 13D with respect to Tax Free Fund for Puerto Rico Residents, Inc. (the “Fund”), a copy of which is filed herewith as Exhibit 1.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

To the Shareholders of Tax Free Fund for Puerto Rico Residents:

Ocean Capital and the other participants in its solicitation (collectively, the “Participants”) have filed with the SEC a definitive proxy statement and accompanying form of BLUE proxy card to be used in connection with the solicitation of proxies from the shareholders of the Fund for its 2023 annual meeting of shareholders. All shareholders of the Fund are advised to read the definitive proxy statement and other documents related to the solicitation of proxies by the Participants, as they contain important information, including additional information relating to the Participants and their direct or indirect interests, by security holdings or otherwise. Shareholders can obtain the definitive proxy statement and accompanying BLUE proxy card, any amendments or supplements to the definitive proxy statement and other relevant documents filed by the Participants with the SEC at no charge on the SEC’s website at http://www.sec.gov.

 Exhibit 1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934

(Amendment No. 5)*

Tax Free Fund for Puerto Rico Residents, Inc.
(Name of Issuer)

Common Shares, $0.01 par value
(Title of Class of Securities)

87675M102
(CUSIP Number)

W. Heath Hawk
GAM Tower, 2 Tabonuco St., Suite 200

Guaynabo, Puerto Rico 00968

(770) 777-9373
(Name, Address and Telephone Number of Person
Authorized to Receive Notices and Communications)

April 10, 2023
(Date of Event Which Requires Filing of This Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(e), Rule 13d-1(f) or Rule 13d-1(g), check the following box. ☐

*	The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

(Page 1 of 10 Pages)

CUSIP No. 87675M102

1	NAME OF REPORTING PERSON Ocean Capital LLC
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Puerto Rico

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 1,479,364.25
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 1,479,364.25

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 1,479,364.25
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 13.3%[1]
14	TYPE OF REPORTING PERSON OO

1	The percentages used herein are based upon 11,125,968 shares of common stock outstanding, which represents the shares of common stock outstanding as of March 1, 2023, according to the Issuer’s proxy statement (the “Issuer’s Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on April 10, 2023.

(Page 2 of 10 Pages)

CUSIP No. 87675M102

1	NAME OF REPORTING PERSON William Heath Hawk
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC, PF
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 17,978
	8	SHARED VOTING POWER 1,479,364.25
	9	SOLE DISPOSITIVE POWER 17,978
	10	SHARED DISPOSITIVE POWER 1,479,364.25

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 1,497,342.25
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 13.5%[1]
14	TYPE OF REPORTING PERSON IN

1	The percentages used herein are based upon 11,125,968 shares of common stock outstanding as of March 1, 2023, as disclosed in the Issuer’s Proxy Statement.

(Page 3 of 10 Pages)

CUSIP No. 87675M102

1	NAME OF REPORTING PERSON Ethan A. Danial
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 0

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 0
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.0%
14	TYPE OF REPORTING PERSON IN

(Page 4 of 10 Pages)

CUSIP No. 87675M102

1	NAME OF REPORTING PERSON Brent D. Rosenthal
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 0

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 0
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.0%
14	TYPE OF REPORTING PERSON IN

(Page 5 of 10 Pages)

CUSIP No. 87675M102

1	NAME OF REPORTING PERSON José R. Izquierdo II
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 0

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 0
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.0%
14	TYPE OF REPORTING PERSON IN

(Page 6 of 10 Pages)

CUSIP No. 87675M102

1	NAME OF REPORTING PERSON Roxana Cruz-Rivera
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 0

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 0
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.0%
14	TYPE OF REPORTING PERSON IN

(Page 7 of 10 Pages)

CUSIP No. 87675M102

1	NAME OF REPORTING PERSON Mojdeh L. Khaghan
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 0

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 0
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.0%
14	TYPE OF REPORTING PERSON IN

(Page 8 of 10 Pages)

CUSIP No. 87675M102

The following constitutes Amendment No. 5 to the Schedule 13D filed by the undersigned (“Amendment No. 5”) to the Schedule 13D filed by the undersigned with the Securities and Exchange Commission (the “SEC”) on April 4, 2022, as amended by the Amendment No. 1 filed on April 18, 2022, Amendment No. 2 filed on April 28, 2022, Amendment No. 3 filed on June 7, 2022 and Amendment No. 4 filed on March 17, 2023 (collectively, the “Schedule 13D”). This Amendment No. 5 amends the Schedule 13D as specifically set forth herein.

Item 4. PURPOSE OF TRANSACTION

Item 4 is hereby supplemented with the following:

On April 10, 2023, Ocean Capital, Mr. Hawk and the 2023 Nominees (collectively, the “2023 Participants”) filed a definitive proxy statement and an accompanying BLUE proxy card with the SEC in connection with their solicitation of proxies for the 2023 Annual Meeting. At the 2023 Annual Meeting, the 2023 Participants will seek shareholder approval of Ocean Capital’s proposals to (i) elect the 2023 Nominees, consisting of Roxana Cruz-Rivera and Mojdeh L. Khaghan, to serve as Class III directors on the Board, until their terms expire at the Issuer’s 2026 annual meeting of shareholders or until their respective successors are duly elected and qualified, (ii) repeal any provision of, or amendment to, the Issuer’s bylaws adopted by the Board without shareholder approval subsequent to March 25, 2022, the date of Ocean Capital’s nomination notice to the Issuer with respect to the 2022 Annual Meeting, (iii) amend Article II, Section 8 of the Issuer’s bylaws to lower the quorum threshold for shareholder meetings from one-half to one-third of the outstanding shares entitled to vote and to add a supermajority voting standard for all future amendments of that section, (iv) amend Article II, Section 8 of the Bylaws to clarify that the power to adjourn stockholder meetings belongs exclusively to stockholders and to add a supermajority voting standard for all future amendments of that section, and (v) terminate within sixty (60) days that certain Amended and Restated Investment Advisory Agreement between the Issuer and UBS Asset Managers of Puerto Rico (“UBS”), a division of UBS Trust Company of Puerto Rico, dated as of May 12, 2021 (the “Investment Advisory Agreement”), and all other advisory and management agreements between the Issuer and UBS (such proposal, “Proposal 5”). Details of the proposals, including information about the 2023 Nominees, can be found in the 2023 Participants’ definitive proxy statement, which is available at no charge on the SEC’s website at http://www.sec.gov.

On March 28, 2023, Ocean Capital received a letter from the Issuer’s counsel purporting to reject Ocean Capital’s nomination notice to the Issuer with respect to Proposal 5. The letter falsely claimed, without any support, that “[t]he clear intent of [Proposal 5] is to cause a liquidation of the [Issuer].” On the basis of that sheer conjecture, the letter then claimed that Ocean Capital’s notice to the Issuer was deficient by not disclosing the allegedly “disproportionate” benefit that Ocean Capital’s principals would receive in a liquidation of the Issuer due to their status as Act 22 beneficiaries. Ocean Capital strongly disagrees with the Issuer’s claims and urges shareholders to vote for Ocean Capital’s nominees to replace the incumbent directors who are willing to take such extreme measures to protect their own Board seats. Contrary to the Issuer’s baseless claims, Ocean Capital’s reason for submitting Proposal 5 is clear: to allow shareholders to terminate the Investment Advisory Agreement between the Issuer and UBS, which would enable the selection of a new, suitable alternative investment advisor willing to advise the Issuer on attractive terms while improving its performance.

The 2023 Participants are asking shareholders to vote on their BLUE proxy card “FOR ALL” of the 2023 Nominees and “FOR” each of Ocean Capital’s proposals.

(Page 9 of 10 Pages)

CUSIP No. 87675M102

SIGNATURES

After reasonable inquiry and to the best of his or its knowledge and belief, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.

Date: April 11, 2023

Ocean Capital LLC

By:	/s/ William Heath Hawk
Name:	William Heath Hawk
Title:	Managing Member

William Heath Hawk

/s/ William Heath Hawk

Ethan A. Danial

/s/ Ethan A. Danial

Brent D. Rosenthal

/s/ Brent D. Rosenthal

José R. Izquierdo II

/s/ José R. Izquierdo II

Roxana Cruz-Rivera

/s/ Roxana Cruz-Rivera

Mojdeh L. Khaghan

/s/ Mojdeh L. Khaghan

(Page 10 of 10 Pages)